UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 19, 2004




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                    1-13245                75-2702753
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
     of incorporation)              File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas               75039
------------------------------------------------            ----------
   (Address of principal executive offices)                 (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material  pursuant to Rule 14a-12  under the Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                     Page

Item 7.01.  Regulation FD Disclosure.............................      3

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits.......................................      3

Signature........................................................      4

Exhibit Index....................................................      5





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                        PIONEER NATURAL RESOURCES COMPANY


Item 7.01.   Regulation FD Disclosure

     On October 19, 2004, the Company issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company summarized the key points to be covered in its investor presentation and conference call on October 20, 2004, and announced (i) its current four-year outlook for oil and gas production and capital investments under both a "Base Plan" and "Risked Success Plan" scenario, (ii) the indefinite postponement of the development of the Olowi field offshore Gabon resulting in a third quarter after-tax impairment charge of approximately $10 million, (iii) an update to third quarter earnings and average daily production, (iv) an update to production operations in the deepwater Gulf of Mexico and (v) the plans to broaden its internal and external communication efforts through the addition of a new senior position which will focus solely on investor relations.

Item 9.01.   Financial Statements and Exhibits

       (c)   Exhibits

             99.1   News Release dated October 19, 2004.




                                       3







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                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PIONEER NATURAL RESOURCES COMPANY




Date:  October 22, 2004         By:   /s/ Richard P. Dealy
                                     -------------------------------------------
                                     Richard P. Dealy
                                     Vice President and Chief Accounting Officer




                                       4





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                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

   99.1(a)              News Release dated October 19, 2004.


-------------
(a) filed herewith




                                       5





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